Exhibit 10.10

昌宁大厦租赁合同

Lease Contract of Chang Ning Building

出租方 (以下简称甲方) Lessor (hereinafter referred to as Party A) :北京市昌宁机电科技有限公司 Beijing Chang Ning Machinery Electric Science and Technology Co., Ltd

承租方 Lessee (hereinafter referred to as Party B) :数海信息技术有限公司Shuhai Information Technology Co., Ltd

甲、乙双方经友好协商, 签订如下合同

Party A and B have concluded the following contract through friendly consultation。

一、租赁房间的位置及其室内基本情况

Position of leased room and basic indoor situation:

1、甲方将坐落于北京市丰台区星火路1号昌宁大厦 11ABCDE1 房间租赁给乙方使用。该房间建筑面积为890 平方米,其具体位置见本合同附录。

Party A will lease to Party B the room 11ABCDE1, situated in Chang Ning Building, Xing Huo road No.1, Feng Tai district, Beijing. Floor area of the room is 890 square meters, please refer to Appendix for specific position.

2、房间内有矿棉板吊顶, 瓷砖地面, 铝合金窗框、中空镀膜玻璃幕窗、精装玻璃门, 消防报警系统, 防火喷淋系统, 照明灯具, 中央空调, 电话、电力插座等。

The room is equipped with mineral wool board sprung roof, tiled floor, aluminum alloy windows, hollow film-coated glass curtain window, finely decorated glass door, fire alarm system, fire sprinkler system, lighting, central air conditioning, telephone, electrical socket and so forth.

二、租赁期限

Term of Lease

租赁期限自2018年 03 月 01 日起至 2019 年 02 月 28 日止。 2018 年 03 月 01 日至2018年 03 月 31 日为第一个租房月 2018 年 04 月 01 日至 2018 年 04 月 30 日为第二个租房月, ……以此类推。

Term of Lease starts from 1st March 2018 to 28th February 2019. The first lease month starts from 1st March 2018 to 31th March 2018 , the second lease month starts from 1st April 2018 to 30th April 2018. ……The rest may be deduced by analogy.

三、租金及支付方式

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Rent and Payment method

1、乙方的租房, 租金以每日每建筑平方米1.30元人民币计算 Party B shall pay ¥1.30 per square meter per day 。

乙方租房的年租金 (本合同的标的额) 为人民币:肆拾贰万贰仟叁佰零伍元整 (¥422305.00元) , 每个月的租金为人民币:叁万伍仟壹佰玖拾贰元零捌分 (¥35192.08元) , (为计算和执行便利, 不分大小月, 规定每月的租金均为年租金额的十二分之一) 。乙方入住租房的第一个租房月起, 在每个租房月的起始之日之前 (即每个月的01日之前) , 乙方自行向甲方指定账户支付该租房的月租金 (甲方没有义务向乙方发出缴房租费通知书或者打催缴房租费电话等) 。The annual rent of Party B (target amount of the lease contract) is:¥422305.00,monthly rent is ¥35192.08 (for convenience of calculation and enforcement, with no regard to lunar or solar month, monthly rent remains 1/12 of the annual rent), Party B shall voluntarily pay monthly rent to designated account of Party A (Party A is under no obligation to issue rent payment notice or press for rent via telephone), starts from the first lease month and prior to starting day of each lease month (before first day of each month).

租赁房间的建筑面积中, 含楼内租赁房间之外的公用建筑面积。Common floorage, is included in floor area of the room.

2、乙方租赁本房间的租房押金为人民币:壹拾万零伍仟伍佰柒拾陆元贰角肆分 (¥105576.24元) , 本合同是续租合同, 原租赁合同中的乙方租房押金人民币:壹拾万零伍仟伍佰柒拾陆元贰角肆分 (¥105576.24元) , 于本合同生效之日转归本合同的乙方租房押金。Rent deposit of the room is: ¥105576.24, this contract is renewed lease contract, rent deposit of original lease contract is: ¥105576.24, which shall remains as rent deposit of Party B upon the day this contract enters into force.

3、履行本合同期间, 乙方违反本合同, 给甲方造成经济损失, 甲方有权从乙方的租房押金中扣除相应数额予以补偿甲方的损失, 乙方的租房押金不足以抵偿相应的损失, 甲方有权继续向乙方追偿损失。同时, 乙方在收到甲方向其发出扣除乙方租房押金的通知书后五个工作日内将租房押金予以补齐。Party A is entitled to deduct corresponding amount from rent deposit as compensation if Party B is in breach of this contract during contract enforcement, Party A is entitled to continue claiming for compensation if rent deposit is not enough to pay corresponding compensation. Meanwhile, Party B shall make up rent deposit upon receiving notice of rent deposit deduction from Party A within 5 days.

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4、租赁期满时, 乙方向甲方完整交还租房、缴清租金、缴清损失赔偿费以及缴清乙方必须缴纳的其它费用之后五个工作日内, 甲方将乙方的全部租房押金按原缴纳金额退还给乙方。乙方未能缴清租金、损失赔偿费以及乙方应缴纳的其它费用, 甲方有权从乙方的租房押金中扣除相应数额后, 租房押金余款退还给乙方。租房押金在甲方存放期间不计利息, 甲方不向乙方支付租房押金利息。

Party B shall return the room, pay the rent, pay the compensation for loss and other related fees to Party A, Party A shall return all the rent deposit (original amount) to Party B within 5 days.

四、甲方责任

Obligation of Party A

1、甲方出租房间的有关工作责成昌宁物业代办。租房的交付、收回以及其它有关管理均由昌宁物业代办。乙方的租金、押金、以及各项应缴费用等均由昌宁物业代收、代办。若昌宁物业的代办行为违反本合同, 其全部后果责任全部由甲方承担。

Chang Ning Property Management shall be responsible to handle room-lease related matters on behalf of Party A. Chang Ning Property Management shall be responsible to receive rent, deposit and other fees on behalf of Party A. Party A shall be responsible for all the consequences if Chang Ning Property Management is in breach of this contract.

2、甲方和乙方按法律有关规定分别承担与出租该房有关的税金

Party A and Party B shall bear room-lease related taxes according to relevant laws and regulations.

3、不分季节、不分平日或节日和假日, 大厦开放时间均为每天上午7时至下午6时。

Chang Ning building opens from 7 am to 6 pm all year round.

4、本合同生效当日昌宁物业将该租房交给乙方使用。

Chang Ning Property Management shall offer the room to Party B upon the day the contract enters into force.

5、乙方有严重违约行为, 并且在昌宁物业通知乙方, 要求乙方更正其违约行为后乙方仍不更正其违约行为时, 昌宁物业可以停止向该房供应水、电、冷 (或者热) , 敦促乙方更正其违约行为。由此导致的甲、乙双方的全部损失由乙方承担。

Chang Ning Property Management is entitled to stop providing water, electricity, air conditioning (or hot), urges Party B to correct if Party B is in grave breach of contract and still can not correct after being notified to correct.

6、本合同期满或提前终止、解除或者失效之后一日内, 乙方自有财产仍然没有全部或部分搬出该房, 则认定乙方放弃对该财产的所有权, 昌宁物业可以处理乙方的上述财产, 并无须向乙方发通知, 也无须给乙方任何补偿。

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Party B shall be deemed as to give up ownership to self-owned assets if Party B can not move out partial or all the self-owned assets within 1 day after this contract expires, rescind in advance or legally invalid, Chang Ning Property Management is entitled to handle above mentioned assets, no need to notify Party B, nor make any compensation to Party B.

7、昌宁物业在租赁期满前三个月内, 陪同其它租房人员, 在通知乙方的前提下进入该房内进行查看。Chang Ning Property Management shall check the room in the company of other lessees 3 months prior to the term of lease expires under the condition of notifying Party B.

8、供水、公用区域供照明电、规定期间供冷空调、规定期间供热空调以及公用区域保洁和保安等项由昌宁物业负责。Chang Ning Property Management shall be responsible for water supply, lighting in public areas, air conditioning (or hot) in given time, cleaning and security service.

五、乙方责任 Obligation of Party B

1、乙方按合同规定, 向甲方缴纳相应费用。Party B shall pay corresponding fees to Party A .

乙方在使用宽带通讯综合布线系统 (包括电话插座) 时, 须由乙方到有关网络通讯公司办理使用手续, 其手续费、使用费以及其它相关费用, 由乙方承担。Party B shall be responsible to contact related network communication company for the broadband communication integrated wiring system (including telephone jack) and pays corresponding fees.

2、乙方向昌宁物业提供营业执照复印件, 交昌宁物业留存。Party B shall provide copy of of business certificate to Chang Ning Property Management.

3、乙方对大厦内外的设施、设备以及房屋使用不当或疏忽造成损坏时, 乙方必须及时通知昌宁物业, 并且由乙方承担由此而发生的修缮费和赔偿费。Party B shall notify Chang Ning Property Management in a timely manner in case that Party B incurs damage to facilities, equipment and room inside and outside the building due to improper use or negligence, Party B shall be responsible for the upkeep and compensation fee.

乙方租房内的清洁卫生、安全、防火、防盗等项由乙方负责。Party B shall be responsible for the cleaning, security, firefighting, anti-theft and so forth inside the room.

4、未经甲方法定代表人书面同意, 乙方不得改变或者拆除该房的结构、不得改动消防设施和空调设施。Party B shall not change or remove structure of the room, nor does any change to firefighting equipment and air conditioning facilities without written consent of Party A .

5、乙方不得将该房作住宿和非法之用, 也不得将该房的全部或部分转租、转借其他单位和个人使用, 也不得以其它形式交给他人使用或与他人共用。Party B shall not transform the room into lodging use or put into illegal use, nor sublet, lend partial or entire room to other work unities and individuals, nor offers the room to other individuals or shares with other individuals.

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6、乙方必须自觉遵守国家法律、法规, 合法经营, 自觉接受政府有关部门的管理。乙方因违法、违规或经营管理不善而引发的各种经济、法律责任, 由乙方负责。

Party B shall abide by national laws and regulations, conduct business in a lawful manner, voluntarily accept governmental supervision. Party B shall be responsible for economic and legal obligations incurred due to breach of law and regulation or mismanagement.

7、乙方允许昌宁物业在合理的时间内, 在乙方人员的陪同下 (遇紧急情况除外) , 对公共设施进行检查、改动和维修, 乙方必须积极配合。

Party B allows Chang Ning Property Management, in reasonable time frame, in the company of Party B’s personnel (excluding emergency), to check, alter and repair public facilities, Party B shall actively cooperate.

8、乙方不得在租房内使用电炉、液化气, 也不得使用非办公用大功率电器设备 (1000W以上) 。若乙方违反本规定, 昌宁物业有权立即拉电闸, 对该房间停止供电, 以示警告, 而且拉电闸停电对乙方造成的损失和影响均由乙方承担, 甲方和昌宁物业概不负责; 若乙方违反本规定导致电路跳闸, 甚至引起火灾等结果及损失, 对此, 乙方承担全部法律责任和经济责任。

Party B shall not use electric stove, liquefied gas, or use high power electrical appliance (above 1000W) and other non-office supplies. Chang Ning Property Management is entitled to pull the switch, stop providing electricity as a warning if Party B is in breach of the stipulation, Party B shall be responsible for the loss incurred due to power cut. Party A and Chang Ning Property Management are not responsible; Party B shall bear all legal and economic obligations if Party B is in breach of stipulation and leads to power cut, even incurs fire accident.

9、乙方不得带入楼内以及在租房内保存武器、弹药、剧毒品、易燃品、易爆品以及放射性、腐蚀性等危险物品; 乙方不得将自行车 (包括折叠式自行车) 、宠物 (小狗、小猫以及小鸟之类的) 带入楼内。

Party B shall not bring inside, use or store weapon, ammunition, toxic substance, combustible substance, radioactive substance, erosive substance and other dangerous articles; Party B shall not bring bicycles (including folding bikes), pets (dogs, cats and birds for instance) inside the building.

乙方不准在楼内设置大、小鱼缸, 不准养鱼。此约定是甲、乙双方经深思熟虑、反复协商后作出的, 是双方真实意思的表示, 乙方必须认真遵守, 绝对不准违犯。

Party B shall not keep big or small fish tank, no fish-keeping inside the building. This agreement is made through deliberation and consultation by both parties, present the real intention of both parties, Party B shall strictly abide by the agreement and shall not breach.

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出租房间是办公用房间, 不是仓库, 更不是车间。包括乙方经销的产品、乙方购置的与办公无直接关系的货品不得堆放在房间内, 更不得在房间内搞生产、装配或者试验等。

The room is for office use, not a warehouse, nor a workshop. Products are not allowed to store in the room, including products distributed by Party B and non-office use goods purchased by Party B, production, assembling, test and so forth are not allowed in the room.

乙方在租赁该房间期间, 禁止在大厦以及租房内大声喧哗嬉闹, 禁止大声播放音乐, 禁止跳舞做操, 要严格约束自己员工, 不得影响大厦内其他公司的正常办公。

Party B shall not talk in a loud voice or frolic, play loud music is not allowed, dancing or doing exercise is not allowed, employees shall be strictly constrained, do not affect normal operation of other companies in the building.

10、合同签订后, 若乙方再次装修, 则必须向昌宁物业提供装修设计图纸或者提供书面装修方案, 经昌宁物业认可后, 乙方才能进行装修。乙方装修必须严格遵守昌宁物业认可的装修设计图纸或者装修方案进行。装修过程中, 昌宁物业对装修情况进行监督, 如实际装修与装修图纸或者装修方案不符, 昌宁物业有权立即停止施工, 并且由乙方负责拆除与装修方案或图纸不符的装修部分、对破坏部分予以恢复原样, 恢复原样所需的费用由乙方负责。由于恢复原样导致的工期延误、经济损失等全部由乙方承担。装修前, 需对该房间的格局和装饰进行拍照并予以盖章确认。

Party B shall provide renovation design drawing or written renovation plan to Chang Ning Property Management if Party B wants to renovate again after the contract is signed, Party B shall start renovating with approval of Chang Ning Property Management. Party B shall be in strict compliance with renovation design drawing or plan approved by Chang Ning Property Management. Renovation process shall be supervised by Chang Ning Property Management, Chang Ning Property Management is entitled to halt renovation if actual renovation is found to be different from renovation design drawing or plan, Party B shall be responsible to remove the part which is not in compliance with renovation design drawing or plan, restore damaged part and bear corresponding cost. Party B shall be responsible for economic loss and time limit delay incurred due to restoration project. Photos of room layout and decoration shall be taken, stamped and sealed before renovation.

在租房期内, 乙方对该租房的室内进行任何装修, 必须事先经过昌宁物业同意, 且装修公司必须是有资质的正规的装修公司。

Any interior renovation by Party B shall be with prior consent by Chang Ning Property Management, renovation company shall be formal and qualified.

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11、租赁期满, 乙方将自有财产与自置设备搬出该房, 将清洁整齐、状态完好的该房交还给甲方。

Party B shall move self-owned assets and self-purchased equipment out of the room, return a tidy and orderly room to Party A.

乙方在租用该房屋期间, 对地面、墙面、房门、窗框、玻璃窗、照明灯具以及各种插座、开关造成的硬伤、丢失、损坏或较大的划痕, 乙方在租赁期满之时完成恢复原样。乙方在租用该房屋期间, 在房间内的装修必须满足消防规定的要求。乙方在租房内做隔断墙装修时对地面、墙壁只能用胶粘, 不能钉钉子打孔。在地面打了孔或者开槽以及损坏, 则恢复原样时必须更换室内的全部地砖以保证地砖色差一致; 乙方入驻后重新装修部分, 待租房期满时, 除非昌宁物业认可, 否则乙方必须将重新装修部分全部拆除, 恢复原样; 恢复原样必须在租赁期满之时已完成, 而不是租赁期满之后进行恢复原样。如果乙方在租赁期满之日未恢复原样, 则视为乙方违约。乙方所交租房押金人民币:壹拾万零伍仟伍佰柒拾陆元贰角肆分 (¥105576.24元) , 作为违约金处理, 归甲方所有, 甲方不予返还乙方。

Party B shall restore seriously damaged, lost, broken or scratch on the floor, wall, door, window sash, glass window, lighting equipment, socket and switch to the original shape upon the expiry date of lease contract. Interior renovation shall meet the requirement of firefighting, Party B shall only use glue, not allowed to use nails to drill holes with respect to partition wall renovation. All the tiles shall be replaced during restoration project so as to keep the same color in case of damages incurred by hole-drilling or slot-opening; Party B shall remove all the renovation and restore to original shape upon the expiry date, unless approved by Chang Ning Property Management; restoration project shall be completed upon the expiry date, not after the expiry date. Party B shall be deemed as breach of contract if Party B fails to restore to original shape upon the expiry date. The deposit ¥105576.24 paid by Party B will be deemed as liquidated damages, become property of Party A, Party A shall not return to Party B.

由于本合同是续租合同, 于2016年 03 月 01 日起至 2019 年 02 月 28 日, 乙方始终租用该房间。在本续租合同期满前, 乙方必须对2016年 03 月 01日起至2019 年 02月 28日租用该房间期间对该房间的装修以及对该房间地面、墙面、房门、窗框、玻璃窗、照明灯具以及各种插座、开关造成的硬伤、丢失、损坏或较大的划痕等项恢复原样, 否则视为乙方违约。乙方所交租房押金人民币:壹拾万零伍仟伍佰柒拾陆元贰角肆分 (¥105576.24元) , 作为违约金处理, 归甲方所有, 甲方不予返还乙方。

Whereas this contract is a renewed one, starts from 1st March 2016 to 28th February 2019. Party B shall be responsible for renovation starting from 1st March 2016 to 28th February 2019 and restore seriously damaged, lost, broken or scratch on the floor, wall, door, window sash, glass window, lighting equipment, socket and switch to the original shape prior to the expiry date of renewed contract, otherwise Party B shall be deemed as breach of contract. The deposit ¥105576.24 paid by Party B will be deemed as liquidated damages, become property of Party A, Party A shall not return to Party B.

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12、租赁期满前四个月至租赁期满前三个月 (共计一个月时间) 内, 乙方可以与甲方签订续租合同。

Party B could sign a renewed contract with Party A 3 months prior to the expiry date to 4 months prior to the expiry date (1 month in total).

如果乙方没有在规定期限内与甲方签订续租合同, 在租赁期满前三个月内, 昌宁物业有权随时陪同其他租房人员看房。乙方除夜间或休息日外, 在正常工作日, 不得闭门阻拦昌宁物业陪同其他租房人员进入房间看房。

Chang Ning Property Management is entitled to show other potential lessees the room at any time 3 months prior to the expiry date if Party B fails to sign a renewed contract with Party A within specified time frame. Party B shall not close the door and block Chang Ning Property Management, in company of other potential lessees, checking the room in normal working days, except night time and day-off.

13、乙方在冬季取暖期, 每天夜间、双休日、节假日、长期室内无人办公期间, 必须关好房间小窗, 以防冻裂消防喷淋, 导致消防水下泄, 造成损失。否则由此导致的全部损失由乙方负责, 包括赔偿甲方全部损失。

Party B shall close small window in the room at night time, day-off, holiday, or no people working in the room for a long period of time during winter heating period, preventing frost-crack the fire fighting spray system, lead to fire fighting water drainage and cause loss. Party B shall be responsible for the loss incurred, including compensate the loss incurred to party A.

14、在租房期间, 乙方一定要做到将乙方的垃圾包装好, 扔进楼外垃圾箱内 (或者扔进水房中的垃圾箱内) ; 禁止乙方把垃圾扔到走廊、电梯间、厕所、水房地面、消防前室、消防楼梯以及楼外广场、马路、绿地等任何垃圾箱之外的地方。

Party B shall wrap up garbage bag in a proper manner and throw into dustbin outside the building (or throw into dustbin of the water room); Party B is not allowed to throw garbage in the corridor, elevator, toilet, water room ground, fire fighting front room, fire fighting stairway, plaza outside the building, road, green field and places outside dustbin.

乙方人员去水房清洗墩布时, 一定要将湿墩布拧干后方可走回房间, 绝对禁止在走廊石材地面上滴水。若乙方在走廊石材地面上滴水, 导致石材污染, 乙方承担赔偿损失。

Whilst cleaning the mop in the water room, Party B shall dry up the mop first and then return to the room, it is strictly forbidden to drip water on the stone-material ground. Party B shall undertake to compensate for the loss if Party B drips water on the stone-material ground and cause stone -material ground contaminated.

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五、不可抗力和政府政策变更导致的甲、乙双方的损失, 由甲、乙双方各自承担各自的损失; 不可抗力和政府政策变更导致任何一方不能履行本合同时, 本合同自行解除。

Party A and Party B shall bear responsibility respectively for their own loss incurred due to force majeure and government policy change; This contract will be rescinded in case of force majeure and government policy change that cause any party unable to perform the contract.

七、违约责任:

Responsibilities for breach of contract

1、甲方违约本合同被解除或者甲方违约单方提前终止本合同, 甲方向乙方双倍返还所收租房押金, 合计人民币:贰拾壹万壹仟壹佰伍拾贰元肆角捌分 (¥211152.48元) 。乙方违约本合同被解除或者乙方违约单方提前终止本合同, 乙方支付甲方的租房押金人民币:壹拾万零伍仟伍佰柒拾陆元贰角肆分 (¥105576.24元) ,作为违约金处理, 归甲方所有, 甲方不予返还乙方。

In case of event that the contract is terminated or terminated in advance by Party 1, deposit shall be returned in double by Party 1, that is 422305.02 RMB. In case of event that the contract is terminated or terminated in advance by Party 2, the deposit, 211152.51 RMB, shall not be returned by Party 1.

2、乙方逾期一天不缴纳租金, 昌宁物业有权停止向该房间供应电, 而且停止供电期间乙方承担的租房费金额与非停止供电期间的租房费金额相同, 以及该停止供电导致的乙方损失由乙方承担; 乙方逾期四日仍不缴纳租金, 视乙方违约、视乙方单方终止本合同, 本合同予以解除。乙方支付的租房押金人民币:壹拾万零伍仟伍佰柒拾陆元贰角肆分 (¥105576.24元) ,作为违约金处理, 归甲方所有, 甲方不予返还。同时, 昌宁物业有权将乙方所有物品搬出该房间, 放进甲方地下室或甲方方便的地方, 如有丢失、损坏昌宁物业和甲方概不负责。乙方在之后的十日内仍不取走该物品, 则视乙方放弃对该物品所有权, 昌宁物业有权自行处理该物品, 并无须给乙方任何通知和补偿。

If party 2 fails to pay the property management fee overdue one day, party 1 shall have the right to stop supplying electricity to the room.And the property management fee does not change.All losses shall be bared by Party 2. The contract shall seem to be abandoned if Party 2 still not to pay the fees overdue four days. The deposit will not be returned. Meanwhile, Party 1 has the right to move out all Party 2's property to its basement or some other places, any losses or damages shall not be bared by Party 1. The ownership of those property shall be seemed to be abandoned if they are not dealt by Party 2 within 10 days, and Party 1 shall have the right to handle with it without any permission or compensation from Party 2.

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3、乙方违反本合同规定, 擅自改变所租用房间的使用用途, 即从事办公以外的作业内容时, 则视乙方违约、乙方单方终止本合同, 本合同解除, 乙方支付的租房押金归甲方所有, 甲方不予返还。同时, 昌宁物业有权将乙方所有物品自行搬出该房间, 放进甲方地下室或甲方方便的地方, 如有丢失、损坏甲方和昌宁物业概不负责。乙方在之后的十日内仍不取走该物品, 则视乙方放弃对该物品所有权, 昌宁物业有权自行处理该物品, 并无须给乙方任何通知和补偿。

Without authorization in changing the function of the leased room, or doing non-business related activities, Party 2 shall seem as violation, abandon or termination. The deposit will not be returned. Meanwhile, Party 1 has the right to move out all Party 2's property to its basement or some other places, any losses or damages shall not be bared by Party 1. The ownership of those property shall be seemed to be abandoned if they are not dealt by Party 2 within 10 days, and Party 1 shall have the right to handle with it without any permission or compensation from Party 2.

4、甲、乙双方再一次确认:本合同第四条第6款和第五条第11款以及第七条第1款、第2款、第3款与本合同中的其余各条款一样, 均为甲、乙双方深思熟虑、充分友好协商之后确立的, 是双方真实意思的表示。甲、乙双方必须不折不扣地遵照执行, 不得反悔。

Both parties confirm again: the term six, eleven and one of the Article five, six and eight, and the Article two, article three are same as the rest of the contract which is based on a deep consideration and friendly negotiation, its the real description of both two parties. Both parties must abide by it and no violation.

5、甲、乙双方必须严格遵守2018年 03 月 01 日双方和昌宁物业三方签订的“租赁合同与物业合同二者关系及其相关约定协议书”, 不得违反。

Both two parties and the renter(Beijing City Changning Electrical and Mechanical Technology Co., Ltd) must strictly obey the Relationship between Lease Contract and Property Management Contract and its Related Agreement, and shall not be violated.

八、争议的解决方式:

Ways of dispute settlement

本合同在履行中发生争议, 双方要协商解决, 协商不能达成共识时, 在房产所在地人民法院提起诉讼。

In the event of disputes arising from the performance of this contract, the parties shall settle the dispute through consultation, and shall file a lawsuit in the people's court of the place where the property is located if the dispute could not be settled by negotiation.

九、本合同未尽事宜, 双方在协商的基础上, 签定补充协议。补充协议经双方签字盖章后, 与本合同具有同等法律效力。

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Matters not covered herein, the parties shall sign a supplementary agreement on the basis of negotiation. If the supplementary agreement is signed and sealed by both parties, it shall have the same legal effect as this contract.

十、本合同壹式 肆 份, 甲乙双方各执 贰 份。

This contract has four counterparts, each party owns two.

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THE BALANCE OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK

甲方 (盖章) :北京市昌宁机电科技	乙方 (盖章) :数海信息技术
有限公司	有限公司

代表人 (签字) :	代表人 (签字) :

日期:	日期:

联系电话:010-52216333	联系电话:

附录

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昌宁大厦出租房间位置及建筑面积

11层ABCDE1房间

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消防安全协议书

出入昌宁大厦的全体人员, 必须遵守以下规定:

1.严禁将枪支、弹药和剧毒、放射性、腐蚀性、易燃、易爆等危险品带入大厦。

2.严禁在大厦内使用燃油或液化气等炉具和各种电加热设备。

3.严禁在大厦内焚烧纸张及宣传品。

4.未经大厦安全保卫部门批准, 不得在大厦内乱接电线。

5.严禁挪用、损坏大厦内的消防用具、消防设施。

6.严禁在大厦内私自留客或住宿。

7.乙方人员 (包括乙方的客人) 违反上述条例酿成安全事故, 由乙方承担全部责任

(包括经济责任和刑事责任) 。

8.携带大件物品出大厦, 必须到昌宁物业办理出门手续。

9.室内所做隔断装修报消防支队备案。

甲方 (盖章) :北京市昌宁机电科技	乙方 (盖章) :数海信息技术
有限公司	有限公司

甲方代表 (签字) :	乙方代表 (签字):

日期: 年 月 日	日期: 年 月 日

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